                                                                    Exhibit 99.1

NEWS RELEASE

                                                         [DANA CORPORATION LOGO]


                                                Contact: Michelle L. Hards
                                                         (419) 535-4636
                                                         michelle.hards@dana.com


                 DANA CORPORATION REPORTS THIRD-QUARTER EARNINGS

TOLEDO, Ohio, October 20, 2004 - Dana Corporation (NYSE: DCN) today announced third-quarter sales of $2.1 billion, compared to $1.9 billion during the same period last year. Net income for the quarter totaled $40 million, or 27 cents per share, compared to $61 million, or 41 cents per share, for the period in 2003.

Net unusual charges for the quarter totaled $20 million. This amount includes net gains resulting from the sale of Dana's interest in certain assets and technology to a joint venture with the Knorr-Bremse Group and the company's continued program of divesting assets of its Dana Credit Corporation (DCC) operation. These gains were more than offset by charges primarily associated with the sale of Dana's automotive aftermarket businesses, including the reversal of an anticipated tax benefit of $20 million which was recognized in the second quarter of 2004. Based on our current expectations of the effect of the transaction, which is now anticipated to close in November, recognition of this tax benefit is no longer warranted.

Excluding unusual items, third-quarter 2004 net income was $60 million, or 40 cents per share, compared to $43 million, or 29 cents per share for the period last year. Third-quarter 2004 results, however, included the impact from several positive tax developments, including the adjustment of the company's effective tax rate for the year to 31 percent. The reduction in the effective rate reflects, among other items, credits for research and development costs. In addition, a tax benefit of $24 million was recorded to recognize the utilization of capital loss carryforwards related to the settlement of certain issues with tax authorities, as well as adjustments associated with the finalization of the prior-year's tax returns.

"Setting aside taxes, it was an otherwise disappointing quarter, largely because of the increasing cost of raw materials," said Dana Chairman and CEO Mike Burns. "The increase in steel costs alone totaled $22 million after tax, net of recoveries from our customers.

"We had expected that the bottom-line impact of the commodity price increases would be offset by the stronger performance in our heavy-vehicle business and continuing cost-reduction efforts," he added. "But, the magnitude of the raw material increases, coupled with a decrease in light-vehicle production volumes, hit us harder than expected."

                                     (more)

Nine-Month Results
------------------
Dana's nine-month consolidated sales were $6.8 billion, up from $5.9 billion during the same period last year. Net income during the first three quarters of 2004 was $215 million, or $1.43 per share, including $15 million in unusual net gains. This compares to net income of $154 million, or $1.04 per share, including $33 million in unusual net gains during the initial nine months of 2003.

"Looking at the year-to-date results, we were reasonably satisfied with the performance from our Heavy Vehicle Technologies and Systems Group, which benefited from a solid commercial vehicle market in North America, and strong global off-highway vehicle production," Mr. Burns said. "It was a different story in our Automotive Systems Group. Although their sales were up, about 30 percent of the sales increase resulted from currency translation and new programs in our structures group, which are only beginning to contribute to the bottom line. Additionally, the automotive group bore the brunt of the increased steel costs."

Looking Ahead
-------------
On Oct. 12, Dana revised its expectation for 2004 earnings per share, excluding unusual items, from $1.90 per share to a range of $1.60 to $1.65 per share. The full-year effect of unusual items, such as the sale of DCC assets and the divestiture of the company's automotive aftermarket businesses, cannot reasonably be quantified at this time and was excluded from this guidance.

"We believe that raw material costs will continue to adversely affect us, at least in the near term," Mr. Burns said. "As we move into 2005, however, we can expect more of an offsetting benefit from our cost reduction programs. These include the consolidation of our purchasing function, the accelerated deployment of lean manufacturing techniques, and the standardization of administrative processes throughout the company.

"At the same time, we are not solely focused on cutting costs," he said. "We are equally committed to growing our top line faster - we've added significantly to our book of new business over the last three months, the heavy-truck and off-highway markets continue to grow, and we are focused on expanding our global footprint."

Quarterly Conference Call Scheduled Today at 10 a.m.
----------------------------------------------------
Dana will discuss its third-quarter results in a conference call at 10 a.m.
(EDT) today. The call may be accessed via Dana's web site (www.dana.com), where it will be accompanied by a brief slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 2 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available after 4 p.m. today and will be accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicles. Delivering on a century of innovation, the company's continuing operations employ approximately 45,000 people worldwide dedicated to advancing the science of mobility. Founded in 1904 and based in Toledo, Ohio, Dana operates technology, manufacturing, and customer-service facilities in 30 countries. Sales from continuing operations totaled $7.9 billion in 2003. Dana's Internet address is: www.dana.com.

Forward-Looking Statements
--------------------------
Certain statements contained in this release constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; the success and timing of the divestiture of the automotive aftermarket business; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this release.

                                      # # #

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

                                                               Three Months
                                                            Ended September 30
                                                        -------------------------
                                                                                           Percent
                                                         2004              2003            Change
                                                        --------         --------         --------
Sales                                                   $  2,114         $  1,880               12%
                                                        ========         ========

Income from continuing operations                       $     51         $     37               38%
Income (loss) from discontinued operations                   (11)              24             -146%
                                                        --------         --------
Net income                                              $     40         $     61              -34%
                                                        ========         ========

Income from continuing operations                       $     51         $     37               38%
Gain associated with the sale of assets to a
    newly formed joint venture                               (13)
Net gains associated with DCC asset sales                     (2)              (9)             -78%
Gain on repurchase of notes                                                    (9)
Restructuring charges                                          5
                                                        --------         --------
Income from continuing operations,
    excluding unusual items                             $     41         $     19              116%
                                                        ========         ========

Income (loss) from discontinued automotive
    aftermarket business                                $    (11)        $     24             -146%
Adjustment of deferred tax allowance related to
    aftermarket sale                                          20
Costs relating to sale of aftermarket businesses              10
                                                        --------         --------
Income from discontinued operations,
    excluding unusual items                             $     19         $     24              -21%
                                                        ========         ========

Diluted earnings per share:
    Income from continuing operations                   $   0.34         $   0.25                36%
    Income (loss) from discontinued operations             (0.07)            0.16              -144%
                                                        --------         --------
    Net income                                          $   0.27         $   0.41               -34%
                                                        ========         ========

    Income from continuing operations,
      excluding unusual items                           $   0.27         $   0.13               108%
    Income from discontinued operations,
      excluding unusual items                               0.13             0.16               -19%
                                                        --------         --------
    Net income, excluding unusual items                     0.40             0.29                38%
    Unusual items                                          (0.13)            0.12              -208%
                                                        --------         --------
    Net income                                          $   0.27         $   0.41               -34%
                                                        ========         ========

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

                                                              Nine Months
                                                           Ended September 30
                                                        -------------------------
                                                                                             Percent
                                                          2004             2003              Change
                                                        --------         --------            -------
Sales                                                   $  6,756         $  5,868               15%
                                                        ========         ========

Income from continuing operations                       $    178         $    119               50%
Income from discontinued operations                           37               35                6%
                                                        --------         --------
Net income                                              $    215         $    154               40%
                                                        ========         ========

Income from continuing operations                       $    178         $    119               50%
Gain associated with the sale of assets to a
    newly formed joint venture                               (13)
Net gains associated with DCC asset sales                    (20)             (26)             -23%
Gain on repurchase of notes                                                    (9)
Restructuring charges                                          5
                                                        --------         --------
Income from continuing operations,
    excluding unusual items                             $    150         $     84               79%
                                                        ========         ========

Income from discontinued automotive
    aftermarket business                                $     37         $     43              -14%
Loss from engine management business                                           (8)
                                                        --------         --------
Income from discontinued operations                           37               35                6%
Loss on engine management sale                                                  2
Costs relating to sale of aftermarket businesses              13
                                                        --------         --------
Income from discontinued operations,
    excluding unusual items                             $     50         $     37               35%
                                                        ========         ========

Diluted earnings per share:
    Income from continuing operations                   $   1.18         $   0.80               48%
    Income from discontinued operations                     0.25             0.24                4%
                                                        --------         --------
    Net income                                          $   1.43         $   1.04               38%
                                                        ========         ========

    Income from continuing operations,
      excluding unusual items                           $   0.99         $   0.56               77%
    Income from discontinued operations,
      excluding unusual items                               0.33             0.25               32%
                                                        --------         --------
    Net income, excluding unusual items                     1.32             0.81               63%
    Unusual items                                           0.11             0.23              -52%
                                                        --------         --------
    Net income                                          $   1.43         $   1.04               38%
                                                        ========         ========

The results of operations for the six months ended June 30, 2004 have been restated to reflect the adoption of FSP FAS 106-2.

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

                                                            Three Months
                                                         Ended September 30
                                                      --------------------------
                                                         2004             2003
                                                       --------         --------
Net sales                                              $  2,114         $  1,880
Revenue from lease financing
     and other income (expense)                              (7)              41
                                                       --------         --------

                                                          2,107            1,921
                                                       --------         --------

Costs and expenses
     Cost of sales                                        1,955            1,731
     Selling, general and
       administrative expenses                              123              115
     Interest expense                                        62               55
                                                       --------         --------

                                                          2,140            1,901
                                                       --------         --------

Income (loss) before income taxes                           (33)              20
Income tax benefit                                           81               13
Minority interest                                            (3)              (1)
Equity in earnings
     of affiliates                                            6                5
                                                       --------         --------

Income from continuing operations                            51               37

Income (loss) from discontinued operations                  (11)              24
                                                       --------         --------

Net income                                             $     40         $     61
                                                       ========         ========

Basic earnings per share
     Income from continuing operations                 $   0.34         $   0.25
     Income (loss) from discontinued operations           (0.07)            0.16
                                                       --------         --------
     Net income                                        $   0.27         $   0.41
                                                       ========         ========

Diluted earnings per share
     Income from continuing operations                 $   0.34         $   0.25
     Income (loss) from discontinued operations           (0.07)            0.16
                                                       --------         --------
     Net income                                        $   0.27         $   0.41
                                                       ========         ========

Average shares outstanding -
       For Basic EPS                                        149              148
       For Diluted EPS                                      151              149


Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

                                                             Nine Months
                                                          Ended September 30
                                                       -------------------------
                                                         2004             2003
                                                       --------         --------
Net sales                                              $  6,756         $  5,868
Revenue from lease financing
     and other income                                        32              113
                                                       --------         --------

                                                          6,788            5,981
                                                       --------         --------
Costs and expenses
     Cost of sales                                        6,161            5,370
     Selling, general and
       administrative expenses                              381              392
     Interest expense                                       164              169
                                                       --------         --------

                                                          6,706            5,931
                                                       --------         --------

Income before income taxes                                   82               50
Income tax benefit                                           78               34
Minority interest                                            (9)              (4)
Equity in earnings
     of affiliates                                           27               39
                                                       --------         --------

Income from continuing operations                           178              119

Income from discontinued operations                          37               35
                                                       --------         --------

Net income                                             $    215         $    154
                                                       ========         ========

Basic earnings per share
     Income from continuing operations                 $   1.20         $   0.80
     Income from discontinued operations                   0.25             0.24
                                                       --------         --------
     Net income                                        $   1.45         $   1.04
                                                       ========         ========

Diluted earnings per share
     Income from continuing operations                 $   1.18         $   0.80
     Income from discontinued operations                   0.25             0.24
                                                       --------         --------
     Net income                                        $   1.43         $   1.04
                                                       ========         ========

Average shares outstanding -
       For Basic EPS                                        149              148
       For Diluted EPS                                      151              149

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)


                                                     September 30     December 31
Assets                                                   2004             2003
                                                     ------------     -----------
Current assets
     Cash and cash equivalents                         $    512         $    731
     Accounts receivable
        Trade                                             1,351            1,048
        Other                                               287              326
     Inventories                                            846              743
     Assets of discontinued operations                    1,332            1,254
     Other current assets                                   555              431
                                                       --------         --------

        Total current assets                              4,883            4,533

Investment in leases                                        419              622
Investments and other assets                              2,473            2,252
Property, plant and equipment, net                        1,933            2,210
                                                       --------         --------

     Total assets                                      $  9,708         $  9,617
                                                       ========         ========

Liabilities and Shareholders' Equity

Current liabilities
     Notes payable                                     $    313         $    493
     Accounts payable                                     1,266            1,076
     Liabilities of discontinued operations                 336              307
     Other current liabilities                            1,073            1,089
                                                       --------         --------

        Total current liabilities                         2,988            2,965

Long-term debt                                            2,542            2,605
Deferred employee benefits
     and other noncurrent liabilities                     1,832            1,901
Minority interest                                           107               96
Shareholders' equity                                      2,239            2,050
                                                       --------         --------

     Total liabilities and
        shareholders' equity                           $  9,708         $  9,617
                                                       ========         ========


Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

                                                                               Three Months
                                                                            Ended September 30
                                                                         -------------------------
                                                                           2004             2003
                                                                         --------         --------
Net Income                                                               $     40         $     61
Depreciation and amortization                                                  90               92
Asset impairment                                                               22                9
Gain on divestitures, asset sales and note repurchases                        (40)              (7)
Working capital increase                                                     (249)             (33)
Deferred taxes                                                                (23)             (15)
Other                                                                          41               10
                                                                         --------         --------
                            Net cash flows - operating activities            (119)             117
                                                                         --------         --------

Purchases of property, plant and equipment                                    (66)             (73)
Payments received on leases                                                     2                5
Net loan repayments from customers                                                               1
Asset sales                                                                   169               27
Other                                                                          19               24
                                                                         --------         --------
                            Net cash flows - investing activities             124              (16)
                                                                         --------         --------

Net change in short-term debt                                                  28               88
Payments on and repurchases of long-term debt                                (101)            (182)
Dividends paid                                                                (17)              (2)
Other                                                                                           (1)
                                                                         --------         --------
                            Net cash flows - financing activities             (90)             (97)
                                                                         --------         --------
Net change in cash and cash equivalents                                       (85)               4
Net change in cash - discontinued operations
Cash and cash equivalents - beginning of period                               597              632
                                                                         --------         --------
Cash and cash equivalents - end of period                                $    512         $    636
                                                                         ========         ========

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

                                                                                Nine Months
                                                                            Ended September 30
                                                                         -------------------------
                                                                           2004             2003
                                                                         --------         --------
Net Income                                                               $    215         $    154
Depreciation and amortization                                                 273              294
Asset impairment                                                               24               18
Gain on divestitures, asset sales and note repurchases                        (65)             (29)
Working capital increase                                                     (413)            (317)
Deferred taxes                                                                (64)             (28)
Other                                                                         (34)              (7)
                                                                         --------         --------
                           Net cash flows - operating activities              (64)              85
                                                                         --------         --------

Purchases of property, plant and equipment                                   (208)            (215)
Payments received on leases                                                     8               21
Net loan repayments from customers                                              2               12
Divestitures                                                                                   145
Asset sales                                                                   324              206
Other                                                                         (21)              33
                                                                         --------         --------
                           Net cash flows - investing activities              105              202
                                                                         --------         --------

Net change in short-term debt                                                 181               (9)
Proceeds from long-term debt                                                    5
Payments on and repurchases of long-term debt                                (405)            (225)
Dividends paid                                                                (53)              (5)
Other                                                                          10               16
                                                                         --------         --------
                           Net cash flows - financing activities             (262)            (223)
                                                                         --------         --------
Net change in cash and cash equivalents                                      (221)              64
Net change in cash - discontinued operations                                    2                1
Cash and cash equivalents - beginning of period                               731              571
                                                                         --------         --------
Cash and cash equivalents - end of period                                $    512         $    636
                                                                         ========         ========

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

                                                            Three Months
                                                         Ended September 30
                                                       -------------------------
                                                         2004             2003
                                                       --------         --------
Net sales                                              $  2,114         $  1,880
Other income                                                 23               32
                                                       --------         --------

                                                          2,137            1,912
                                                       --------         --------
Costs and expenses
     Cost of sales                                        1,961            1,741
     Selling, general and
        administrative expenses                             114              101
     Interest expense                                        51               40
                                                       --------         --------

                                                          2,126            1,882
                                                       --------         --------

Income before income taxes                                   11               30
Income tax benefit (expense)                                 30               (9)
Minority interest                                            (3)              (1)
Equity in earnings
     of affiliates                                           13               17
                                                       --------         --------

Income from continuing operations                            51               37

Income (loss) from discontinued operations                  (11)              24
                                                       --------         --------

Net income                                             $     40         $     61
                                                       ========         ========

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

                                                            Nine Months
                                                         Ended September 30
                                                       -------------------------
                                                         2004             2003
                                                       --------         --------
Net sales                                              $  6,756         $  5,868
Other income                                                 43               72
                                                       --------         --------

                                                          6,799            5,940
                                                       --------         --------

Costs and expenses
     Cost of sales                                        6,183            5,404
     Selling, general and
       administrative expenses                              357              341
     Interest expense                                       128              122
                                                       --------         --------

                                                          6,668            5,867
                                                       --------         --------
Income before income taxes                                  131               73
Income tax expense                                           (8)             (21)
Minority interest                                            (9)              (4)
Equity in earnings
     of affiliates                                           64               71
                                                       --------         --------

Income from continuing operations                           178              119

Income from discontinued operations                          37               35
                                                       --------         --------

Net income                                             $    215         $    154
                                                       ========         ========

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)


                                                   September 30         December 31
Assets                                                 2004                2003
                                                   ------------        ------------
Current assets
     Cash and cash equivalents                     $        487        $        664
     Accounts receivable
       Trade                                              1,351               1,048
       Other                                                270                 300
     Inventories                                            846                 743
     Assets of discontinued operations                    1,332               1,254
     Other current assets                                   533                 399
                                                   ------------        ------------

       Total current assets                               4,819               4,408

Investments and other assets                              2,661               2,580
Property, plant and equipment, net                        1,916               2,014

                                                   ------------        ------------

     Total assets                                  $      9,396        $      9,002
                                                   ============        ============

Liabilities and Shareholders' Equity

Current liabilities
     Notes payable                                 $        382        $        260
     Accounts payable                                     1,266               1,076
     Liabilities of discontinued operations                 336                 307
     Other current liabilities                            1,160               1,235
                                                   ------------        ------------

       Total current liabilities                          3,144               2,878

Long-term debt                                            2,084               2,087
Deferred employee benefits
     and other noncurrent liabilities                     1,824               1,893
Minority interest                                           105                  94
Shareholders' equity                                      2,239               2,050
                                                   ------------        ------------
     Total liabilities and
       shareholders' equity                        $      9,396        $      9,002
                                                   ============        ============

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)



                                                                               Three Months
                                                                            Ended September 30
                                                                         -------------------------
                                                                           2004             2003
                                                                         --------         --------
 Sources
    Net income                                                           $     40         $     61
    Depreciation                                                               85               78
    Asset sales                                                                 7                1
    Working capital decrease (increase)                                      (236)               3
                                                                         --------         --------
                                                                             (104)             143
                                                                         --------         --------
 Uses
    Capital spend                                                             (65)             (76)
    Dividends                                                                 (17)              (2)
    Restructuring cash payments                                               (16)             (28)
    Deferred taxes                                                             21                5
    Investment in and undistributed earnings of equity affiliates             (16)             (18)
    Net changes in other accounts                                              18               24
                                                                         --------         --------
                                                                              (75)             (95)
                                                                         --------         --------

Cash change in net debt                                                  $   (179)        $     48
                                                                         ========         ========

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt (Unaudited)
(in millions)

                                                                               Nine Months
                                                                            Ended September 30
                                                                         -------------------------
                                                                           2004             2003
                                                                         --------         --------
 Sources
    Net income                                                           $    215         $    154
    Depreciation                                                              250              249
    Asset sales                                                                40               44
    Divestitures                                                               --              145
    Working capital increase                                                 (351)            (219)
                                                                         --------         --------
                                                                              154              373
                                                                         --------         --------

 Uses
    Capital spend                                                            (204)            (209)
    Dividends                                                                 (53)              (5)
    Restructuring cash payments                                               (65)             (92)
    Deferred taxes                                                            (29)              (1)
    Investment in and undistributed earnings of equity affiliates             (80)             (77)
    Net changes in other accounts                                             (17)              59
                                                                         --------         --------
                                                                             (448)            (325)
                                                                         --------         --------

Cash change in net debt                                                  $   (294)        $     48
                                                                         ========         ========

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)


                                                     Three Months Ended September 30, 2004
                                       ----------------------------------------------------------------
                                          Dana
                                       with DCC on                       Elimination         Dana
                                       Equity Basis         DCC            Entries        Consolidated
                                       ------------     ------------     ------------     ------------
Net sales                              $      2,114     $                $                $      2,114
Other income (expense)                           23              (20)             (10)              (7)
                                       ------------     ------------     ------------     ------------

                                              2,137              (20)             (10)           2,107
                                       ------------     ------------     ------------     ------------

Costs and expenses
     Cost of sales                            1,961                                (6)           1,955
     Selling, general and
       administrative expenses                  114               12               (3)             123
     Interest expense                            51               12               (1)              62
                                       ------------     ------------     ------------     ------------

                                              2,126               24              (10)           2,140
                                       ------------     ------------     ------------     ------------

Income (loss) before income taxes                11              (44)              --              (33)
Income tax benefit                               30               51                                81
Minority interest                                (3)                                                (3)
Equity in earnings
     of affiliates                               13                                (7)               6
                                       ------------     ------------     ------------     ------------

Income from continuing operations                51                7               (7)              51

Income from discontinued operations             (11)                                               (11)
                                       ------------     ------------     ------------     ------------

Net income                             $         40     $          7     $         (7)    $         40
                                       ============     ============     ============     ============


This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)


                                                       Nine Months Ended September 30, 2004
                                       ---------------------------------------------------------------
                                           Dana
                                        with DCC on                      Elimination         Dana
                                       Equity Basis         DCC            Entries        Consolidated
                                       ------------     ------------     ------------     ------------
Net sales                              $      6,756     $                $                $      6,756
Other income                                     43               26              (37)              32
                                       ------------     ------------     ------------     ------------
                                              6,799               26              (37)           6,788
                                       ------------     ------------     ------------     ------------

Costs and expenses
     Cost of sales                            6,183                               (22)           6,161
     Selling, general and
       administrative expenses                  357               38              (14)             381
     Interest expense                           128               37               (1)             164
                                       ------------     ------------     ------------     ------------

                                              6,668               75              (37)           6,706
                                       ------------     ------------     ------------     ------------

Income (loss) before income taxes               131              (49)              --               82
Income tax benefit (expense)                     (8)              86                                78
Minority interest                                (9)                                                (9)
Equity in earnings
     of affiliates                               64                4              (41)              27
                                       ------------     ------------     ------------     ------------

Income from continuing operations               178               41              (41)             178

Income from discontinued operations              37                                                 37
                                       ------------     ------------     ------------     ------------

Net income                             $        215     $         41     $        (41)    $        215
                                       ============     ============     ============     ============


This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

The results of operations for the six months ended June 30, 2004 have been restated to reflect the adoption of FSP FAS 106-2.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)


                                                      Three Months Ended September 30, 2003
                                       ---------------------------------------------------------------
                                           Dana
                                       with DCC on                       Elimination          Dana
                                       Equity Basis         DCC            Entries        Consolidated
                                       ------------     ------------     ------------     ------------
Net sales                              $      1,880     $                $                $      1,880
Other income                                     32               27              (18)              41
                                       ------------     ------------     ------------     ------------

                                              1,912               27              (18)           1,921
                                       ------------     ------------     ------------     ------------

Costs and expenses
     Cost of sales                            1,741                               (10)           1,731
     Selling, general and
       administrative expenses                  101               22               (8)             115
     Interest expense                            40               15                                55
                                       ------------     ------------     ------------     ------------

                                              1,882               37              (18)           1,901
                                       ------------     ------------     ------------     ------------

Income (loss) before income taxes                30              (10)              --               20
Income tax benefit (expense)                     (9)              22                                13
Minority interest                                (1)                                                (1)
Equity in earnings
     of affiliates                               17                5              (17)               5
                                       ------------     ------------     ------------     ------------

Income from continuing operations                37               17              (17)              37

Income from discontinued operations              24                                                 24
                                       ------------     ------------     ------------     ------------
Net income                             $         61     $         17     $        (17)    $         61
                                       ============     ============     ============     ============

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

                                                     Nine Months Ended September 30, 2003
                                       ----------------------------------------------------------------
                                           Dana
                                       with DCC on                       Elimination          Dana
                                       Equity Basis         DCC            Entries        Consolidated
                                       ------------     ------------     ------------     ------------
Net sales                              $      5,868     $                $                $      5,868
Other income                                     72              101              (60)             113
                                       ------------     ------------     ------------     ------------

                                              5,940              101              (60)           5,981
                                       ------------     ------------     ------------     ------------

Costs and expenses
     Cost of sales                            5,404                               (34)           5,370
     Selling, general and
       administrative expenses                  341               77              (26)             392
     Interest expense                           122               47                               169
                                       ------------     ------------     ------------     ------------

                                              5,867              124              (60)           5,931
                                       ------------     ------------     ------------     ------------

Income (loss) before income taxes                73              (23)              --               50
Income tax benefit (expense)                    (21)              55                                34
Minority interest                                (4)                                                (4)
Equity in earnings
     of affiliates                               71               16              (48)              39
                                       ------------     ------------     ------------     ------------

Income from continuing operations               119               48              (48)             119

Income from discontinued operations              35                                                 35
                                       ------------     ------------     ------------     ------------

Net income                             $        154     $         48     $        (48)    $        154
                                       ============     ============     ============     ============


This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)


                                                                  September 30, 2004
                                               -------------------------------------------------------------
                                                   Dana
                                               with DCC on                     Elimination          Dana
 ASSETS                                        Equity Basis        DCC           Entries        Consolidated
                                               ------------    ------------    ------------     ------------
Current assets
     Cash and cash equivalents                 $        487    $         25    $               $        512
     Accounts receivable
        Trade                                         1,351                                            1,351
        Other                                           270             169            (152)             287
     Inventories                                        846                                              846
     Assets of discontinued operations                1,332                                            1,332
     Other current assets                               533             156            (134)             555
                                               ------------    ------------    ------------     ------------

        Total current assets                          4,819             350            (286)           4,883
                                               ------------    ------------    ------------     ------------

Investment in leases                                                    419                              419
Investments and other assets                          2,661             467            (655)           2,473
Property, plant and equipment, net                    1,916              17              --            1,933
                                               ------------    ------------    ------------     ------------
     Total assets                              $      9,396    $      1,253    $       (941)    $      9,708
                                               ============    ============    ============     ============

Liabilities and Shareholders' Equity

Current liabilities
     Notes payable                             $        382    $         76    $       (145)    $        313
     Accounts payable                                 1,266                                            1,266
     Liabilities of discontinued operations             336                                              336
     Other current liabilities                        1,160              55            (142)           1,073
                                               ------------    ------------    ------------     ------------

        Total current liabilities                     3,144             131            (287)           2,988
                                               ------------    ------------    ------------     ------------

Long-term debt                                        2,084             458                            2,542
Deferred employee benefits
     and other noncurrent liabilities                 1,824             330            (322)           1,832
Minority interest                                       105               2                              107
Shareholders' equity                                  2,239             332            (332)           2,239
                                               ------------    ------------    ------------     ------------

     Total liabilities and
        shareholders' equity                   $      9,396    $      1,253    $       (941)    $      9,708
                                               ============    ============    ============     ============



This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)


                                                                   December 31, 2003
                                               -------------------------------------------------------------
                                                   Dana
                                               with DCC on                     Elimination          Dana
ASSETS                                         Equity Basis        DCC           Entries        Consolidated
                                               ------------    ------------    ------------     ------------
Current assets
     Cash and cash equivalents                 $        664    $         67    $                $        731
     Accounts receivable
        Trade                                         1,048                                            1,048
        Other                                           300              26                              326
     Inventories                                        743                                              743
     Assets of discontinued operations                1,254                                            1,254
     Other current assets                               399             212            (180)             431
                                               ------------    ------------    ------------     ------------

        Total current assets                          4,408             305            (180)           4,533
                                               ------------    ------------    ------------     ------------

Investment in leases                                                    802            (180)             622
Investments and other assets                          2,580             559            (887)           2,252
Property, plant and equipment, net                    2,014              16             180            2,210
                                               ------------    ------------    ------------     ------------

     Total assets                              $      9,002    $      1,682    $     (1,067)    $      9,617
                                               ============    ============    ============     ============

Liabilities and Shareholders' Equity

Current liabilities
     Notes payable                             $        260    $        233    $                $        493
     Accounts payable                                 1,076                                            1,076
     Liabilities of discontinued operations             307                                              307
     Other current liabilities                        1,235              34            (180)           1,089
                                               ------------    ------------    ------------     ------------

        Total current liabilities                     2,878             267            (180)           2,965
                                               ------------    ------------    ------------     ------------

Long-term debt                                        2,087             518                            2,605
Deferred employee benefits
     and other noncurrent liabilities                 1,893             604            (596)           1,901
Minority interest                                        94               2                               96
Shareholders' equity                                  2,050             291            (291)           2,050
                                               ------------    ------------    ------------     ------------

     Total liabilities and
        shareholders' equity                   $      9,002    $      1,682    $     (1,067)    $      9,617
                                               ============    ============    ============     ============



This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

                                                                               Three Months Ended September 30, 2004
                                                                 ----------------------------------------------------------------
                                                                     Dana
                                                                 with DCC on                       Elimination          Dana
                                                                 Equity Basis         DCC            Entries        Consolidated
                                                                 ------------     ------------     ------------     ------------
Sources
  Net income                                                     $         40     $          7     $         (7)    $         40
  Depreciation                                                             85                5                                90
  Asset sales                                                               7              162                               169
  Working capital decrease (increase)                                    (236)               1                2             (233)
                                                                 ------------     ------------     ------------     ------------
                                                                         (104)             175               (5)              66
                                                                 ------------     ------------     ------------     ------------

Uses
  Capital spend                                                           (65)              (1)                              (66)
  Dividends                                                               (17)                                               (17)
  Restructuring cash payments                                             (16)                                               (16)
  Deferred taxes                                                           21              (44)                              (23)
  Investment in and undistributed earnings of equity affiliates           (16)             (34)               7              (43)
  Net changes in other accounts                                            18              (74)             143               87
                                                                 ------------     ------------     ------------     ------------
                                                                          (75)            (153)             150              (78)
                                                                 ------------     ------------     ------------     ------------

Cash change in net debt                                          $       (179)    $         22     $        145     $        (12)
                                                                 ============     ============     ============     ============
Analysis of components of decrease in net debt:
  Net change in short-term debt                                  $        173     $                $       (145)    $         28
  Net payments on long-term debt                                           (5)             (96)                             (101)
  Change in cash - continuing operations                                   11               74                                85
                                                                 ------------     ------------     ------------     ------------
Cash change in net debt                                                   179              (22)            (145)              12
  Non-cash changes in net debt                                             35                1                                36
                                                                 ------------     ------------     ------------     ------------
Total change in net debt                                         $        214     $        (21)    $       (145)    $         48
                                                                 ============     ============     ============     ============



This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

                                                                                 Nine Months Ended September 30, 2004
                                                                 ----------------------------------------------------------------
                                                                     Dana
                                                                 with DCC on                       Elimination          Dana
                                                                 Equity Basis        DCC             Entries        Consolidated
                                                                 ------------     ------------     ------------     ------------
Sources
  Net income                                                     $        215     $         41     $        (41)    $        215
  Depreciation                                                            250               23                               273
  Asset sales                                                              40              287               (3)             324
  Working capital increase                                               (351)                                3             (348)
                                                                 ------------     ------------     ------------     ------------
                                                                          154              351              (41)             464
                                                                 ------------     ------------     ------------     ------------

Uses
  Capital spend                                                          (204)              (7)               3             (208)
  Dividends                                                               (53)                                               (53)
  Restructuring cash payments                                             (65)                                               (65)
  Deferred taxes                                                          (29)             (35)                              (64)
  Investment in and undistributed earnings of equity affiliates           (80)              (4)              41              (43)
  Net changes in other accounts                                           (17)            (156)             142              (31)
                                                                 ------------     ------------     ------------     ------------
                                                                         (448)            (202)             186             (464)
                                                                 ------------     ------------     ------------     ------------

Cash change in net debt                                          $       (294)    $        149     $        145     $         --
                                                                 ============     ============     ============     ============
Analysis of components of increase (decrease) in net debt:
  Net change in short-term debt                                  $        356     $        (30)    $       (145)    $        181
  Net payments on long-term debt                                         (239)            (161)                             (400)
  Change in cash - continuing operations                                  177               42                               219
                                                                 ------------     ------------     ------------     ------------
Cash change in net debt                                                   294             (149)            (145)              --
  Non-cash changes in net debt                                              2              (26)                              (24)
                                                                 ------------     ------------     ------------     ------------
Total change in net debt                                         $        296     $       (175)    $       (145)    $        (24)
                                                                 ============     ============     ============     ============


This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

                                                                               Three Months Ended September 30, 2003
                                                                -----------------------------------------------------------------
                                                                    Dana
                                                                 with DCC on                       Elimination         Dana
                                                                 Equity Basis         DCC            Entries        Consolidated
                                                                 ------------     ------------     ------------     ------------
Sources
  Net Income                                                     $         61     $         17     $        (17)    $         61
  Depreciation                                                             78               14                                92
  Asset sales                                                               1               30               (4)              27
  Working capital decrease (increase)                                       3               (4)              (4)              (5)
                                                                 ------------     ------------     ------------     ------------
                                                                          143               57              (25)             175
                                                                 ------------     ------------     ------------     ------------


Uses
  Capital spend                                                           (76)              (1)               4              (73)
  Dividends                                                                (2)                                                (2)
  Restructuring cash payments                                             (28)                                               (28)
  Deferred taxes                                                            5              (20)                              (15)
  Investment in and undistributed earnings of equity affiliates           (18)              (5)              17               (6)
  Net changes in other accounts                                            24               21                4               49
                                                                 ------------     ------------     ------------     ------------
                                                                          (95)              (5)              25              (75)
                                                                 ------------     ------------     ------------     ------------

Cash change in net debt                                          $         48     $         52     $         --     $        100
                                                                 ============     ============     ============     ============

Analysis of components of decrease in net debt:
  Net change in short-term debt                                  $         92     $                $                $         92
  Repurchases of long-term debt                                          (140)                                              (140)
  Proceeds from swap settlement                                            18                                                 18
  Net payments on long-term debt                                          (15)             (52)                              (67)
  Change in cash - continuing operations                                   (3)                                                (3)
                                                                 ------------     ------------     ------------     ------------
Cash change in net debt                                                   (48)             (52)              --             (100)
  Non-cash changes in net debt                                            (53)              (1)                              (54)
                                                                 ------------     ------------     ------------     ------------
Total change in net debt                                         $       (101)    $        (53)    $         --     $       (154)
                                                                 ============     ============     ============     ============



This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt (Unaudited)
(in millions)

                                                                                  Nine Months Ended September 30, 2003
                                                                 ---------------------------------------------------------------
                                                                    Dana
                                                                 with DCC on                       Elimination          Dana
                                                                 Equity Basis         DCC            Entries        Consolidated
                                                                 ------------     ------------     ------------     ------------
Sources
  Net income                                                     $        154     $         48     $        (48)    $        154
  Depreciation                                                            249               45                               294
  Asset sales                                                              44              167               (5)             206
  Divestitures                                                            145                                                145
  Working capital increase                                               (219)              (8)               2             (225)
                                                                 ------------     ------------     ------------     ------------
                                                                          373              252              (51)             574
                                                                 ------------     ------------     ------------     ------------


Uses
  Capital spend                                                          (209)              (9)               3             (215)
  Dividends                                                                (5)                                                (5)
  Restructuring cash payments                                             (92)                                               (92)
  Deferred taxes                                                           (1)             (27)                              (28)
  Investment in and undistributed earnings of equity affiliates           (77)             (16)              48              (45)
  Net changes in other accounts                                            59               32                                91
                                                                 ------------     ------------     ------------     ------------
                                                                         (325)             (20)              51             (294)
                                                                 ------------     ------------     ------------     ------------

Cash change in net debt                                          $         48     $        232     $         --     $        280
                                                                 ============     ============     ============     ============

Analysis of components of increase (decrease) in net debt:
  Net change in short-term debt                                  $         87     $        (96)    $                $         (9)
  Repurchases of long-term debt                                          (140)                                              (140)
  Proceeds from swap settlement                                            18                                                 18
  Net payments on long-term debt                                          (15)             (70)                              (85)
  Change in cash - continuing operations                                    2              (66)                              (64)
                                                                 ------------     ------------     ------------     ------------
Cash change in net debt                                                   (48)            (232)              --             (280)
 Non-cash changes in net debt                                             (17)             (33)                              (50)
                                                                 ------------     ------------     ------------     ------------
Total change in net debt                                         $        (65)    $       (265)    $         --     $       (330)
                                                                 ============     ============     ============     ============

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

[DANA LOGO]

                               Investor Relations
                                Dana Corporation
                   Quarterly Financial Information (Unaudited)
                    For the Quarter Ended September 30, 2004
                                  (in millions)

                                                      Inter-
                               External Sales      Segment Sales           EBIT            Operating PAT
                             ------------------  ------------------  ------------------  ------------------
                                04        03       04         03        04        03       04        03
                             --------  --------  --------  --------  --------  --------  --------  --------
Automotive Systems Group     $  1,535  $  1,392  $     48  $     40  $     67  $     82  $     46  $     52
Heavy Vehicle Technologies
  and Systems Group               562       471         8        17        42        38        26        23
Dana Commercial Credit                                                                          4         6
Other                              17        17         3         2       (59)      (65)      (35)      (62)
                             --------  --------  --------  --------  --------  --------  --------  --------
Continuing Operations           2,114     1,880        59        59        50        55        41        19

Discontinued Operations                                                    29        40        19        24
Unusual Items Excluded from
     Performance Measurement                                               (6)       12       (20)       18
                             --------  --------  --------  --------  --------  --------  --------  --------
Consolidated                 $  2,114  $  1,880  $     59  $     59  $     73  $    107  $     40  $     61
                             ========  ========  ========  ========  ========  ========  ========  ========

North America                $  1,383  $  1,289  $     29  $     19  $     17  $     54  $     10  $     32
Europe                            408       336        29        19        33        28        24        16
South America                     171       122        55        42        29        21        17        13
Asia Pacific                      152       133         8         1         7        13         5         9
Dana Commercial Credit                                                                          4         6
Other                                                                     (36)      (61)      (19)      (57)
                             --------  --------  --------  --------  --------  --------  --------  --------
Continuing Operations           2,114     1,880       121        81        50        55        41        19

Discontinued Operations                                                    29        40        19        24
Unusual Items Excluded from
     Performance Measurement                                               (6)       12       (20)       18
                             --------  --------  --------  --------  --------  --------  --------  --------
Consolidated                 $  2,114  $  1,880  $    121  $     81  $     73  $    107  $     40  $     61
                             ========  ========  ========  ========  ========  ========  ========  ========
Information for Discontinued
  Operations                      540       530         5         3
                             ========  ========  ========  ========

                                Net Profit          Net Assets
                             ------------------  -----------------
                               04         03        04      03
                             --------  --------  -------- --------
Automotive Systems Group     $     10  $     17  $  3,092 $  3,006
Heavy Vehicle Technologies
  and Systems Group                10         9       682      635
Dana Commercial Credit              4         6       332      323
Other                              17       (13)      110       20
                             --------  --------  -------- --------
Continuing Operations              41        19     4,216    3,984

Discontinued Operations            19        24
Unusual Items Excluded from
     Performance Measurement      (20)       18
                             --------  --------  -------- --------
Consolidated                 $     40  $     61  $  4,216 $  3,984
                             ========  ========  ======== ========

North America                $    (14) $      1  $  2,294 $  2,245
Europe                             16         7     1,141    1,078
South America                      15        10       350      279
Asia Pacific                        1         4       159      179
Dana Commercial Credit              4         6       332      323
Other                              19        (9)      (60)    (120)
                             --------  --------  -------- --------
Continuing Operations              41        19     4,216    3,984

Discontinued Operations            19        24
Unusual Items Excluded from
     Performance Measurement      (20)       18
                             --------  --------  -------- --------
Consolidated                 $     40  $     61  $  4,216 $  3,984
                             ========  ========  ======== ========
Information for Discontinued
  Operations                                          986      929
                                                 ======== ========


The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana's 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION
(www.dana.com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

                               Investor Relations
                                Dana Corporation
                   Quarterly Financial Information (Unaudited)
                  For the Nine Months Ended September 30, 2004
                                  (in millions)

                                                             Inter-
                                   External Sales        Segment Sales              EBIT             Operating PAT
                                 -------------------   -------------------   -------------------   -------------------
                                    04         03         04         03        04          03        04          03
                                 --------   --------   --------   --------   --------   --------   --------   --------
Automotive Systems Group         $  4,966   $  4,396   $    141   $    111   $    279   $    246   $    189   $    175
Heavy Vehicle Technologies
  and Systems Group                 1,732      1,425         26         58        132         93         81         57
Dana Commercial Credit                                                                                   16         18
Other                                  58         47          6          5       (164)      (164)      (136)      (166)
                                 --------   --------   --------   --------   --------   --------   --------   --------
Continuing Operations               6,756      5,868        173        174        247        175        150         84

Discontinued Operations                                                            84         71         50         37
Unusual Items Excluded from
     Performance Measurement                                                      (15)         5         15         33
                                 --------   --------   --------   --------   --------   --------   --------   --------
Consolidated                     $  6,756   $  5,868   $    173   $    174   $    316   $    251   $    215   $    154
                                 ========   ========   ========   ========   ========   ========   ========   ========

North America                    $  4,554   $  4,085   $     81   $     66   $    181   $    167   $    112   $    104
Europe                              1,288      1,074         90         59        101         84         72         64
South America                         454        315        149        122         74         47         45         29
Asia Pacific                          460        394         22          2         25         37         17         24
Dana Commercial Credit                                                                                   16         18
Other                                                                            (134)      (160)      (112)      (155)
                                 --------   --------   --------   --------   --------   --------   --------   --------
Continuing Operations               6,756      5,868        342        249        247        175        150         84

Discontinued Operations                                                            84         71         50         37
Unusual Items Excluded from
     Performance Measurement                                                      (15)         5         15         33
                                 --------   --------   --------   --------   --------   --------   --------   --------
Consolidated                     $  6,756   $  5,868   $    342   $    249   $    316   $    251   $    215   $    154
                                 ========   ========   ========   ========   ========   ========   ========   ========
Information for Discontinued
  Operations                        1,607      1,680         14         11
                                 ========   ========   ========   ========


                                     Net Profit          Net Assets
                                 ------------------   ------------------
                                    04        03         04        03
                                 --------  --------   --------  --------
Automotive Systems Group         $     93  $     79   $  3,092  $  3,006
Heavy Vehicle Technologies
  and Systems Group                    39        18        682       635
Dana Commercial Credit                 16        18        332       323
Other                                   2       (31)       110        20
                                 --------  --------   --------  --------
Continuing Operations                 150        84      4,216     3,984

Discontinued Operations                50        37
Unusual Items Excluded from
     Performance Measurement           15        33
                                 --------  --------   --------  --------
Consolidated                     $    215  $    154   $  4,216  $  3,984
                                 ========  ========   ========  ========

North America                    $     34  $     17   $  2,294  $  2,245
Europe                                 48        40      1,141     1,078
South America                          38        22        350       279
Asia Pacific                            7        13        159       179
Dana Commercial Credit                 16        18        332       323
Other                                   7       (26)       (60)     (120)
                                 --------  --------   --------  --------
Continuing Operations                 150        84      4,216     3,984

Discontinued Operations                50        37
Unusual Items Excluded from
     Performance Measurement           15        33
                                 --------  --------   --------  --------
Consolidated                     $    215  $    154   $  4,216  $  3,984
                                 ========  ========   ========  ========
Information for Discontinued
  Operations                                               986       929
                                                      ========  ========

The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana's 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION
(www.dana.com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

[DANA LOGO]

                      Investor Relations
                       Dana Corporation
         Quarterly Financial Information (Unaudited)
           For the Three Months Ended June 30, 2004
                        (in millions)

                                       External Sales        Inter-Segment Sales            EBIT                   Operating PAT
                                    --------------------     -------------------     -------------------        ------------------
                                      04             03           04         03          04          03            04         03
                                    -------      -------       ------     ------     -------      ------        ------      ------
Automotive Systems Group            $ 1,719      $ 1,497       $   48     $   35     $   109      $   88        $   72      $   66
Heavy Vehicle Technologies
  and Systems Group                     592          499            9         20          51          30            31          19
Dana Commercial Credit                                                                                               5           6
Other                                    20           16            1          2         (46)        (53)          (49)        (52)
                                    -------      -------       ------     ------     -------      ------        ------      ------
Continuing Operations                 2,331        2,012           58         57         114          65            59          39

Discontinued Operations                                                                   30          19            18           8
Unusual Items Excluded from
     Performance Measurement                                                              (8)         (8)           33           5
                                    -------      -------       ------     ------     -------      ------        ------      ------
Consolidated                        $ 2,331      $ 2,012       $   58     $   57     $   136      $   76        $  110      $   52
                                    =======      =======       ======     ======     =======      ======        ======      ======

North America                       $ 1,577      $ 1,387       $   25     $   23     $    80      $   59        $  $48      $   40
Europe                                  442          377           31         21          37          27            26          23
South America                           153          107           50         42          27          18            17          11
Asia Pacific                            159          141           13                     10          13             7           8
Dana Commercial Credit                                                                                               5           6
Other                                                                                    (40)        (52)          (44)        (49)
                                    -------      -------       ------     ------     -------      ------        ------      ------
Continuing Operations                 2,331        2,012          119         86         114          65            59          39

Discontinued Operations                                                                   30          19            18           8
Unusual Items Excluded from
     Performance Measurement                                                              (8)         (8)           33           5
                                    -------      -------       ------     ------     -------      ------        ------      ------
Consolidated                        $ 2,331      $ 2,012       $  119     $   86     $   136      $   76        $  110      $   52
                                    =======      =======       ======     ======     =======      ======        ======      ======
Information for Discontinued
  Operations                            557          603            5          4
                                    =======      =======       ======     ======



                                                 Net Profit                      Net Assets
                                          ----------------------          ------------------------
                                              04             03              04               03
                                          --------       -------          --------        --------
Automotive Systems Group                  $     44       $    35          $  2,986        $  2,980
Heavy Vehicle Technologies
  and Systems Group                             18             5               621             643
Dana Commercial Credit                           5             6               325             306
Other                                           (8)           (7)              (50)
                                          --------       -------          --------        --------
Continuing Operations                           59            39             3,882           3,929

Discontinued Operations                         18             8
Unusual Items Excluded from
     Performance Measurement                    33             5
                                          --------       -------          --------        --------
Consolidated                              $    110       $    52          $  3,882        $  3,929
                                          ========       =======          ========        ========

North America                             $     24       $    11          $  2,162        $  2,242
Europe                                          19            15             1,096           1,051
South America                                   14             9               327             293
Asia Pacific                                     3             5               159             167
Dana Commercial Credit                           5             6               325             306
Other                                           (6)           (7)             (187)           (130)
                                          --------       -------          --------        --------
Continuing Operations                           59            39             3,882           3,929

Discontinued Operations                         18             8
Unusual Items Excluded from
     Performance Measurement                    33             5
                                          --------       -------          --------        --------
Consolidated                              $    110       $    52          $  3,882        $  3,929
                                          ========       =======          ========        ========
Information for Discontinued
  Operations                                                                   970             962
                                                                          ========        ========



The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana's 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION
(www.dana.com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635

                         Investor Relations
                          Dana Corporation
             Quarterly Financial Information (Unaudited)
                For the Quarter Ended March 31, 2004
                            (in millions)

                                                     External Sales            Inter-Segment Sales                   EBIT
                                                 ----------------------        --------------------         ---------------------
                                                   04               03              04           03           04             03
                                                 -------        -------        -------      -------         ------         ------
Automotive Systems Group                         $ 1,712        $ 1,507        $    45      $    36         $  103         $   76
Heavy Vehicle Technologies and Systems Group         578            455              9           21             39             25
Dana Commercial Credit
Other                                                 21             14              2            1            (59)           (45)
                                                 -------        -------        -------      -------         ------         ------
Continuing Operations                              2,311          1,976             56           58             83             56

Discontinued Operations                                                                                         25             12
Unusual Items Excluded from
     Performance Measurement                                                                                    (1)
                                                 -------        -------        -------      -------         ------         ------
Consolidated                                     $ 2,311        $ 1,976        $    56      $    58         $  107         $   68
                                                 =======        =======        =======      =======         ======         ======

North America                                    $ 1,594        $ 1,409        $    27      $    24         $   83         $   54
Europe                                               438            361             30           19             30             29
South America                                        130             86             44           38             18              8
Asia Pacific                                         149            120              1            1              8             11
Dana Commercial Credit
Other                                                                                                          (56)           (46)
                                                 -------        -------        -------      -------         ------         ------
Continuing Operations                              2,311          1,976            102           82             83             56

Discontinued Operations                                                                                         25             12
Unusual Items Excluded from
     Performance Measurement                                                                                    (1)
                                                 -------        -------        -------      -------         ------         ------
Consolidated                                     $ 2,311        $ 1,976        $   102      $    82         $  107         $   68
                                                 =======        =======        =======      =======         ======         ======
Information for Discontinued Operations              510            547              4            4
                                                 =======        =======        =======      =======


                                                      Operating PAT               Net Profit                    Net Assets
                                                  ---------------------      ---------------------       -----------------------
                                                     04            03           04            03           04               03
                                                  ------         ------      -------       -------       -------         -------
Automotive Systems Group                          $   71         $   57      $    40       $    27       $ 3,031         $ 2,888
Heavy Vehicle Technologies and Systems Group          24             15           10             4           637             631
Dana Commercial Credit                                 7              6            7             6           301             287
Other                                                (52)           (52)          (7)          (11)          (29)             18
                                                  ------         ------      -------       -------       -------         -------
Continuing Operations                                 50             26           50            26         3,940           3,824

Discontinued Operations                               13              5           13             5
Unusual Items Excluded from
     Performance Measurement                           2             10            2            10
                                                  ------         ------      -------       -------       -------         -------
Consolidated                                      $   65         $   41      $    65       $    41       $ 3,940         $ 3,824
                                                  ======         ======      =======       =======       =======         =======

North America                                     $   54         $   32      $    25       $     5       $ 2,165         $ 2,209
Europe                                                22             25           14            18         1,136             993
South America                                         11              5            9             3           312             269
Asia Pacific                                           5              7            2             4           183             164
Dana Commercial Credit                                 7              6            7             6           301             287
Other                                                (49)           (49)          (7)          (10)         (157)            (98)
                                                  ------         ------      -------       -------       -------         -------
Continuing Operations                                 50             26           50            26         3,940           3,824

Discontinued Operations                               13              5           13             5
Unusual Items Excluded from
     Performance Measurement                           2             10            2            10
                                                  ------         ------      -------       -------       -------         -------
Consolidated                                      $   65         $   41      $    65       $    41       $ 3,940         $ 3,824
                                                  ======         ======      =======       =======       =======         =======
Information for Discontinued Operations                                                                      945           1,056
                                                                                                         =======         =======





The performance and net assets of Clevite are now included in ASG.

See Notes 20 and 21 in Dana's 2003 Annual Report for further information (www.dana.com).

FOR MORE INFORMATION
(www.dana.com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-mail michelle.hards@dana.com or karen.crawford@dana.com
Dana Investor Relations 419-535-4635